THE TAIWAN FUND, INC. (THE ‘FUND’)

MONTHLY INSIGHT

AT OCTOBER 31, 2011

IN BRIEF

Net asset value per share	US$18.51
Market price	US$16.24
Premium/(discount)	(12.26%)
Fund size	US$343.8m

Source: State Street Bank and Trust Company.

At October 31, 2011		US$ return
	Fund*	TAIEX Index†
	%	%
One month	6.4	7.0
Three months	(16.2)	(14.5)
One year	(0.1)	(2.5)
Three years % pa	21.7	24.0

Past performance is not a guide to future returns.
Returns are annualized, except for periods of less than one year.
*Source: State Street Bank and Trust Company.
NAV performance.
†Source: TWSE. The index shown is the TAIEX Total
Return Index.

PORTFOLIO MANAGER

Shifeng Ke

MANAGER’S COMMENTARY

Encouraged by apparent progress at the eurozone’s debt summit, the Taiex Total Return Index rebounded 7.0% in October. The Fund was up 6.4% during the same period. Our top performer was Ruentex Development, which owns Sun Art Retail, the largest hypermarket operator in China, and Nan Shan, the top life insurer in Taiwan.

The competitive advantages for Taiwanese manufacturers based in China are fading. This is due not only to 15–20% wage inflation, but also the squeeze on the gross margins of Taiwanese manufacturers from pollution costs. Apple’s supply chain in China has been challenged because of the heavy pollution it causes. One of its suppliers, Catcher (code: 2474 TT), the largest provider of magnesium and aluminum alloy casings for notebooks and handsets, was forced to shut down its factory in Suzhou for inspection and pollution treatment, after local residents complained about air pollution. At the end of October, the factory was still waiting for approval to resume production.

These factors will force more Taiwanese manufacturers to diversify their production bases, including moving production back to Taiwan. During our company visits, we were told that the land supply in northern Taiwan was getting tighter because many new factories were being built up. And it is not just industrials that are planning to return to Taiwan, but also food and beverage manufacturers like Uni-President Enterprises, which will invest US$100 million to build a complex with a factory, logistics centre and sightseeing park in Taiwan over the next three years. This trend will support employment in Taiwan. The consumer sectors, our main focus in the portfolio, will be the principal beneficiaries.

During the month, President Ma Ying-jeou proposed a stimulus package for Taiwan, to build expressways, expand drainage systems in metropolitan cities, develop more airports for cross-strait and international flights, and upgrade Taiwanese harbors. These measures will improve the island’s infrastructure and support gross domestic product (GDP) growth. President Ma also expressed his wish to sign a peace agreement with the mainland within ten years.

Reflecting weaker export growth and a decline in fixed-asset investment, Taiwan’s third-quarter GDP growth slowed to 3.7%, down from 5% in the second quarter. September’s consumer price index (CPI) remained low at 1.35%. Consumer confidence is still high, coming in at 84 in October. Wholesale and retail sales grew by 6.6% in September.

There are plenty of positive factors supporting Taiwan’s economy. The only uncertainty is the forthcoming presidential election. President Ma Ying-jeou of the Kuomintang Party will face two rivals: Tsai Ing-wen from the Democratic Progress Party, the largest opposition party in Taiwan, and, unexpectedly, James Soong of the People First Party, which was spun off from the Kuomintang. President Ma is still leading, but Ms Tsai has closed the gap to just 5–10 percentage points, according to recent polls. The election will take place on January 14, 2012.

MONTHLY INSIGHT

INVESTMENT STRATEGY

The Fund is 89.3% invested with holdings in 49 companies.

We took profits in China Petrochemical Development and Nan Ya Plastic. Meanwhile, we sold Powercom, Continental Holding and ChiPBonDtechnology because their prospects had become significantly poorer.

We continued to top up HTC, Ruentex Development, Wistron NeWeb, Farglory FTZ Investment Holding, GeoVision, Excelsior Medical, Yuanta Financial Holding and KGI Securities to reduce the cash position. We started to buy Acter, a decent constructor of electrical and bio-medical facilities, which aims to grow its businesses across Taiwan and China.  We also added YungShin Global Holding, a pharmaceutical manufacturer, which has made a breakthrough in the US market and has a stable business in Taiwan, as well as the undervalued Jih Sun Financial Holdings.

Shifeng Ke, Martin Currie Inc*

*Martin Currie Ltd and Heartland Capital Management Ltd (‘HCML’) established MC China Ltd (‘MCCL’), as a joint venture company, to provide investment consultancy services to the range of China investment products managed by Marin Currie and its affiliates. HCML seconded Shifeng Ke to Martin Currie Inc. and its affiliates, on a full time basis. Effective November 7, 2011, Martin Currie’s interest in MCCL terminated and Shifeng Ke ceased to be the lead manager of the Fund. At that time, Martin Currie Inc entered into an interim investment advisory agreement with the Fund and also entered into an interim sub-advisory agreement with APS Asset Management Pte Ltd for management of the Fund’s portfolio.

The Fund announced that its Board of Directors has commenced a process to review investment manager alternatives for the Fund. The Board expects that this process will be completed by the end of November 2011.

For further information please go to www.thetaiwanfund.com.

Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS
October 31, 2011
Market cap	US$301.66m
Shares outstanding	18,575,214
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc

Source: State Street Bank and Trust Company.

PERFORMANCE		(US$ RETURNS)
(US$ returns)	NAV %	Market price %
One month	6.4	8.1
Three months	(16.2)	(16.7)
Three years % pa	21.7	18.7

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

Source: State Street Bank and Trust Company.

SECTOR ALLOCATION
	Fund %*	Benchmark %†
Wholesale and retail	20.0	6.5
Finance	19.6	13.6
Electronics	18.7	48.3
Construction	8.3	1.8
Healthcare	7.0	—
Foods	3.3	1.8
Steel and iron	2.7	3.2
Transportation	2.4	2.2
Textiles	2.4	1.9
Electric and machinery	2.2	1.4
Plastics	1.5	9.0
Cement	1.0	1.5
Others	0.2	2.0
Chemicals	—	2.1
Rubber	—	1.7
Automobile	—	1.3
Electrical appliance and cable	—	0.4
Glass and ceramics	—	0.5
Tourism	—	0.5
Paper and pulp	—	0.3
Other assets and liabilities, net	10.7	—

*Source: State Street Bank and Trust Company.

†Source: TWSE.

15 LARGEST HOLDINGS*
		% of net
46.8% of holdings	Sector	assets

President Chain Store	Wholesale and retail	4.6
HTC	Electronics	4.0
Chinatrust Financial Holding	Finance	3.3
Mercuries & Associates	Wholesale and retail	3.3
KGI Securities	Finance	3.3
Clevo	Wholesale and retail	3.3
Yuanta Financial Holding	Finance	3.2
Far Eastern Department Stores	Wholesale and retail	3.1
Uni-President Enterprises	Foods	2.8
Ruentex Development	Construction	2.7
SinoPac Financial Holdings	Finance	2.7
Fubon Financial Holding	Finance	2.7
Tung Ho Steel Enterprise	Steel and iron	2.7
Wah Lee Industrial	Electronics	2.6
YungShin Global Holding	Healthcare	2.5

*Source: State Street Bank and Trust Company.

PERFORMANCE						(US$ returns at October 31, 2011)
	One month	Three months	Calendar year	One year	Three years	Five years	Ten years	Since launch
	%	%	to date	%	% pa	% pa	% pa	% pa
			%
The Taiwan Fund, Inc.*	6.4	(16.2)	(11.2)	(0.1)	21.7	5.3	9.2	9.1
TAIEX Index†	7.0	(15.4)	(17.6)	(6.3)	19.8	3.7	8.4	8.7
TAIEX Total Return Index†	7.0	(14.5)	(14.2)	(2.5)	24.0	7.8	na	na
MSCI Taiwan Index†	6.9	(13.0)	(14.4)	(2.2)	21.1	4.6	9.0	na

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.
*Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

MONTHLY INSIGHT

PORTFOLIO IN FULL
	Company				% of
Sector	(BGB ticker)	Price	Holding	Value US$	net assets
WHOLESALE AND RETAIL					20.0
President Chain Store	2912 TT	NT$168.0	2,840,000	$15,947,590	4.6
Mercuries & Associates	2905 TT	NT$32.3	10,576,169	$11,418,218	3.3
Clevo	2362 TT	NT$53.2	6,288,000	$11,181,282	3.3
Far Eastern Department Stores	2903 TT	NT$46.4	6,953,070	$10,783,557	3.1
Test-Rite International	2908 TT	NT$22.1	10,622,000	$7,828,568	2.3
PC Home Online	8044 TT	NT$198.0	1,071,588	$7,091,865	2.1
Taiwan Tea	2913 TT	NT$16.1	8,231,000	$4,415,655	1.3

FINANCE					19.6
Chinatrust Financial Holding	2891 TT	NT$20.0	17,223,268	$11,484,865	3.3
KGI Securities	6008 TT	NT$12.8	26,527,658	$11,305,155	3.3
Yuanta Financial Holding	2885 TT	NT$17.3	19,238,900	$11,092,688	3.2
SinoPac Financial Holdings	2890 TT	NT$9.8	28,093,205	$9,202,267	2.7
Fubon Financial Holding	2881 TT	NT$35.7	7,716,706	$9,195,152	2.7
Jih Sun Financial Holdings	5820 TT	NT$10.1	17,436,000	$5,886,209	1.7
China Life Insurance	2823 TT	NT$33.8	5,193,784	$5,859,022	1.7
Union Bank of Taiwan	2838 TT	NT$10.2	7,507,000	$2,559,376	0.7
Shin Kong Financial Holding	2888 TT	NT$9.5	2,750,000	$869,543	0.3

ELECTRONICS					18.7
HTC	2498 TT	NT$686.0	596,000	$13,665,887	4.0
Wah Lee Industrial	3010 TT	NT$40.6	6,644,000	$9,016,191	2.6
WT Microelectronics	3036 TT	NT$41.6	5,642,556	$7,845,789	2.3
Wistron NeWeb	6285 TT	NT$72.0	3,117,000	$7,501,304	2.2
Advantech	2395 TT	NT$82.4	2,426,100	$6,681,952	1.9
Aurora	2373 TT	NT$49.0	4,060,000	$6,642,723	1.9
MPI	6223 TT	NT$85.0	1,448,000	$4,113,911	1.2
Taiflex Scientific	8039 TT	NT$33.4	3,452,820	$3,848,905	1.1
GeoVision	3356 TT	NT$100.0	989,000	$3,305,702	1.0
Tatung	2371 TT	NT$10.7	4,770,897	$1,698,311	0.5

CONSTRUCTION					8.3
Ruentex Development	9945 TT	NT$36.3	7,792,000	$9,441,139	2.7
Goldsun Development & Construction	2504 TT	NT$13.8	11,314,980	$5,219,157	1.5
Hung Poo Real Estate Development	2536 TT	NT$25.6	4,929,873	$4,218,355	1.2
Acter	5536 TT	NT$118.0	869,000	$3,427,435	1.0
Taiwan Land Development	2841 TT	NT$12.0	8,177,799	$3,280,085	1.0
King’s Town Construction	2524 TT	NT$21.9	4,261,680	$3,119,553	0.9

HEALTHCARE					7.0
YungShin Global Holding	3705 TT	NT$46.6	5,426,000	$8,442,419	2.5
Excelsior Medical	4104 TT	NT$62.1	3,133,729	$6,504,598	1.9
St. Shine Optical	1565 TT	NT$379.0	392,000	$4,965,840	1.4
Pacific Hospital Supply	4126 TT	NT$99.0	1,223,142	$4,047,432	1.2

FOODS					3.3
Uni-President Enterprises	1216 TT	NT$41.8	6,996,000	$9,774,477	2.8
Gourmet Master	2723 TT	NT$214.0	214,200	$1,532,148	0.5

	Company				% of
Sector	(BGB ticker)	Price	Holding	Value US$	net assets
STEEL AND IRON					2.7
Tung Ho Steel Enterprise	2006 TT	NT$27.1	10,099,000	$9,147,767	2.7

TEXTILES					2.4
Makalot Industrial	1477 TT	NT$67.9	1,828,000	$4,148,713	1.2
Far Eastern New Century	1402 TT	NT$35.6	3,214,836	$3,825,395	1.1
Li Peng Enterprise	1447 TT	NT$10.4	743,400	$257,176	0.1

TRANSPORTATION					2.4
Farglory F T Z Investment Holding	5607 TT	NT$19.0	9,624,000	$6,111,906	1.8
Taiwan High Speed Rail	2633 TT	NT$5.1	12,597,600	$2,147,462	0.6

ELECTRIC AND MACHINERY					2.2
Yungtay Engineering	1507 TT	NT$48.8	3,274,000	$5,340,304	1.6
Good Friend International Holdings	2398 TT	NT$15.7	4,145,000	$2,175,162	0.6

PLASTICS					1.5
Yem Chio	4306 TT	NT$26.2	5,979,833	$5,236,701	1.5

CEMENT					1.0
Wei Mon Industry	8925 TT	NT$16.4	6,433,854	$3,526,813	1.0

OTHERS					0.2
Globe Union Industrial	9934 TT	NT$18.6	1,252,000	$776,275	0.2

OTHER ASSETS AND LIABILITIES, NET				$36,664,568	10.7

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of October 31, 2011.

INDEX DESCRIPTIONS

TAIEX Index
The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index
The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index
The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of October 31, 2011, it contained 122 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc (‘MC Inc’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc is authorised and regulated by the Financial Services Authority (‘FSA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252  Fax: 44 (0) 131 228 5959  www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA  Tel: (1) 212 258 1900  Fax: (1) 212 258 1919

Authorised and regulated by the Financial Services Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.